Dear Fellow Shareholders:

A gradual return of IPO market activity, signs of economic improvement and a rise in overall equity valuations helped propel the performance of the IPO Plus Aftermarket Fund for the fiscal year ended September 30, 2003. For the year ended September 30, the Fund advanced 30.14%, compared with a 24.40% rise in the S&P 500.

As IPO activity picked up in the second half of the year, the Fund's performance increased. For the six months ended September 30, the Fund rose 42.04%, compared to an 18.45% increase in the S&P 500.

During the year, the Fund invested in the shares of a number of interesting new companies, including online retailer RedEnvelope, sporting goods retailer Dick's Sporting Goods, healthcare providers Molina Healthcare and Odyssey Healthcare, technology company Form Factor. The Fund also invested in personal financial services provider National Financial Partners, social services provider Providence Services, non-standard auto insurance provider Direct General and media company Journal Communications.

Looking forward, we see increased IPO activity and are encouraged by the diversity and quality of new companies that are filing to go public.

Sincerely,

Renaissance Capital

November 14, 2003

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors' shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The IPO Fund made no distributions during the period under review.


Growth of a $10,000 investment

(insert chart here)

			 			       Average Annual
				Year Ended	       Total Return
			     September 30, 2003	     Since Inception*
IPO Plus Aftermarket Fund	30.14%			-4.41%
Russell 2000 Index		36.50%			 3.22%
Nasdaq OTC Composite		53.17%			 2.61%
S&P 500(r) Index		24.40%			 1.88%

* The line chart above represents the changes in value of a hypothetical $10,000 investment made at the Fund's inception (12/19/97) through 9/30/03. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of axes that a shareholder would pay on fund distributions or theredemption of fund shares. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns.

IPO Plus Fund's Best Quarter          12/99                71.64%
IPO Plus Fund's Worst Quarter         12/00               -38.81%

REPORT Of INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and
Board of Directors of
Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The IPO Plus Aftermarket Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2003 and the related statement of operations for the year the ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall
financial statement presentation.   We believe that our audits provide
a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The IPO Plus Aftermarket Fund as of September 30, 2003, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 29, 2003


Renaissance IPO Plus Aftermarket Fund
Portfolio of Investments
As of September 30, 2003

						Shares 		Value

Common Stock	99.5%

Commercial Services	10.4%
Accenture Ltd., Class A*			 30,000        $670,200
Alliance Data Systems Corp.*			 16,000 	422,400
Hewitt Associates, Inc., Class A*		 20,000 	487,000
iPayment Holdings, Inc.*			 11,000 	250,360
Providence Services Corp.*			 12,500 	197,500
							      2,027,460

Computer Services/Technology	10.3%
Anteon International Corp.*			 22,000 	673,200
Infineon Technologies AG*			 30,000 	386,700
Seagate Technology			 	 35,000 	952,000
					 		      2,011,900

Defense-Aerospace	5.8%
ManTech International Corp., Class A*		 12,000 	298,560
SRA International, Inc., Class A*		 22,500 	842,175
							      1,140,735

Electronic Components/Semiconductor Manufacturing 	 9.0%
AMIS Holdings, Inc.*			 	 30,000 	553,800
FormFactor, Inc.*			 	 18,000 	389,340
Sigmatel, Inc.*			 		 40,000 	824,400
					 		      1,767,540

Financial Services	10.4%
CapitalSource Inc.*			 	12,500 		218,750
CIT Group, Inc.			 		15,000 		431,400
Direct General Corp.*			 	20,000 		501,400
National Financial Partners Corp.*		20,000 		540,000
Waddell & Reed Financial, Inc.			15,000 		353,550
					 		      2,045,100

Health-Instruments	3.6%
Alcon, Inc.			 		12,500 		 701,875

Health-Services	14.6%
AMERIGROUP Corp.*			 	20,000 		 892,600
Molina Healthcare, Inc.*			20,000 		 555,000
Select Medical Corp.*			 	18,000 		 518,400
VCA Antech, Inc.*			 	37,500 		 883,125
							       2,849,125

Machinery	0.4%
Global Power Equipment Group, Inc.*		15,000 		  79,050

Media/Entertainment	7.7%
Citadel Broadcasting Co.*			 30,000 	  592,800
Fox Entertainment Group, Inc.*			 13,000 	  363,870
Journal Communications, Inc.*			 15,100 	  249,905
Radio One, Inc., Class A*			 20,000 	  294,000
					 		        1,500,575
As of September 30, 2003 (continued)
			 			 Shares 	  Value

Office Equipment		1.2%
Steelcase, Inc., Class A			 20,000 	 $235,600

Oil/Gas	3.4%
China Petroleum and Chemical Corp. ADR		  5,000 	  136,900
PetroChina Co. Ltd. ADR			  	  5,000 	  167,750
Universal Compression Holdings, Inc.*		 17,000 	  365,840
					 			  670,490

Retail 	11.0%
Coach, Inc.*			 		 12,000 	  655,200
Dick's Sporting Goods, Inc.*			 15,000 	  560,100
PETCO Animal Supplies, Inc.*			 20,000 	  624,000
RedEnvelope, Inc.*			 	 22,000 	  308,000
					 		        2,147,300

Telecom Cellular		4.1%
Chunghwa Telecom Co., Ltd ADR			 35,000 	  490,350
Westell Technologies, Inc.*			 42,000 	  314,580
								  804,930

Transportation Services	7.6%
JetBlue Airways Corp.*			 	 12,000 	  731,640
United Parcel Service, Inc., Class B		 12,000 	  765,600
					 			1,497,240

Total Common Stocks  (Cost $16,644,293)			       19,478,920

Short-Term Investments
Money Market Fiduciary	1.7%
        (Cost $329,904)					           329,904

Total Investments
     (Cost $16,974,197) (a)	101.2%				19,808,824

Liabilities in excess of Other Assets (Net)	(1.2)%		  (235,089)
Net Assets	100.0%				     	       $19,573,735

*  Non-income producing
(a) The cost for federal income tax purposes was $16,980,304.
At September 30, 2003, net unrealized   depreciation for all securities
(excluding securities sold short) based on tax cost was $2,828,520. This consists of aggregate gross unrealized appreciation of $3,167,197 and aggregate gross unrealized depreciation of $338,677.

Financial Highlights

For a Share Outstanding Throughout Each Year

			      Year Ended September 30,
			      2003     2002	 2001	  2000	    1999
Net Asset Value,
Beginning of Year	      $7.40    $8.36	$30.48	 $18.58    $11.19

Income from
   Investment Operations
Net Investment Loss	     (0.15)    (0.18)	(0.32)	 (0.24)    (0.16)
Net Realized and
   Unrealized Gain/(Loss)     2.38     (0.78) (21.80)	 12.14 	    7.55

Total from Investment
	Operations	      2.23     (0.96) (22.12)	 11.90 	    7.39
Net Asset Value,
	End of Year	     $9.63     $7.40   $8.36 	$30.48    $18.58

Total Return		     30.14%  (11.48)% (72.57)%	 64.05%	   66.04%

Ratios and Supplemental Data
Net Assets, End of Year
 (in Thousands)		    $19,574  $15,871  $23,038   $117,981  $15,422
Ratio of Expenses to
 Average Net Assets	      2.50%    2.50%	2.50%	 2.50%	   2.50%
Ratio of Net Investment
 Loss to Average Net Assets  (1.92)%  (1.89)%  (1.76)%  (0.87)%	  (1.17)%
Ratio of Expenses to Average
 Net Assets
 (excluding waivers)	      3.93%    3.79%	2.93%	 2.50%	   3.41%
Ratio of Net Investment Loss
 to Average Net Assets
 (excluding waivers)	     (3.35)%  (3.18)%  (2.19)%  (0.87)%	  (2.08)%
Portfolio Turnover Rate	    212.31%  263.74%   69.17%   67.54%   145.78%

See Notes to Financial Statements

Statement of Assets and Liabilities

As of September 30, 2003

Assets
Investment Securities, at Value (cost $16,974,197)		$19,808,824
Deposits from Brokers for Securities Sold Short			     28,473
Receivable for Fund Shares Sold						500
Interest and Dividends Receivable					276
Other Assets							     13,901
Total Assets							 19,851,974

Liabilities
Payable for Investments Purchased				    143,105
Payable for Fund Shares Redeemed				     36,532
Payable for Advisory Fee - Note B				     25,429
Payable for Administrative Fees - Note C			      5,343
Payable for Distribution Fees - Note D				      4,072
Payable for Shareholder Services Fees - Note D			      4,053
Accrued Expenses						     59,705
Total Liabilities						    278,239

Net Assets							$19,573,735

Net Assets Consist of:
Paid-in-Capital							$100,645,438
Accumulated Net Realized Loss on Investments			(83,906,330)
Net Unrealized Appreciation on:
	Investment Securities					  2,834,627
Net Assets							$19,573,735

Net Asset Value, Offering and Redemption Price Per Share
	($19,573,735 / 2,032,393, shares of beneficial interest,
	without par value, unlimited number of shares authorized)     $9.63

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2003

Investment Income
Dividend							     $76,311
Interest							      13,742
Total Investment Income						      90,053

Expenses
Investment Adviser - Note B
	Basic Fees					$235,029
	Less: Fees Waived				(224,092)     10,937
Transfer Agent Fees and Expenses				     113,169
Administration Fees - Note C					      70,688
Distribution Fees - Note D					      39,171
Shareholder Services Fees - Note D				      39,171
Trustees' Fees - Note E						      23,674
Shareholder Reports						      22,050
Federal and State Registration					      19,825
Legal Fees							      18,256
Custody Fees							      11,285
Auditing Fees							      10,468
Amortization of Organizational Costs - Note A			       4,896
Other Expenses							       8,090
Net Expenses							     391,680
Net Investment Loss						    (301,627)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
	Investment Securities					     855,892
	Short Sales						    (327,651)
Net Realized Gain on Investments		     		     528,241
Net Change in Unrealized Appreciation (Depreciation)
	during the year on:
	Investment Securities					   4,283,334
	Short Sales						    (123,842)
Net Change in Unrealized Appreciation on Investments		   4,159,492
Net Realized and Unrealized Gain on Investments			   4,687,733

Net Increase in Net Assets Resulting from Operations		  $4,386,106

See Notes to Financial Statements

Statement of Changes in Net Assets
					Year Ended		Year Ended
					September 30, 		September 30,
					2003			2002

Increase (Decrease) in
	Net Assets from Operations
Net Investment Loss			$(301,627)		$(377,192)
Net Realized Gain on Investments	  528,241 		(5,414,114)
Net Change in Unrealized Appreciation
	(Depreciation) on Investments	4,159,492 		3,591,032
Net Increase (Decrease) in Net Assets
	Resulting from Operations	4,386,106 		(2,200,274)

Fund Share Transactions
Proceeds from Shares Sold		2,827,840 		 1,047,744
Cost of Shares Redeemed		       (3,511,148)		(6,014,629)
Net Decrease from Fund Share
	Transactions			 (683,308)		(4,966,885)
Total Increase (Decrease)
	in Net Assets			3,702,798 		(7,167,159)

Net Assets
Beginning of Year		       15,870,937 		23,038,096
End of Year			      $19,573,735 	       $15,870,937

Decrease in Fund Shares Issued
Number of Shares Sold	  		  351,439 		   124,697
Number of Shares Redeemed		 (464,415)		  (733,604)
Net Decrease in Fund Shares		 (112,976)		  (608,907)

See Notes to Financial Statements

Notes to Financial Statements

September 30, 2003

The IPO Plus Aftermarket Fund ("IPO+ Fund") is a series of Renaissance Capital Greenwich Funds ("Renaissance Capital Funds"), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO+ Fund.

The investment objective of the IPO+ Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are followed by the IPO+ Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the IPO+ Fund's Board of Trustees.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is the IPO+ Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of September 30, 2003, the IPO+ Fund had a federal income tax capital loss carry forward of $82,582,544. Federal income tax carry forwards expire as follows: $37,194 expiring in 2006, $13,135,817 expiring in 2008, $65,326,226 expiring in 2009, $1,806,048 expiring in 2010 and $2,277,259 expiring in 2011. To the extent future capital gains are offset by capital loss carry forwards, such gains will not be distributed.

As of September 30, 2003, the IPO+ Fund had $1,317,679 of post-October capital losses which are deferred, for tax purposes, to the fiscal year ending September 30, 2004. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of September 30, 2003 the components of accumulated earnings (deficit) on a tax basis were as follows:

 			Net unrealized
Accumulated capital	appreciation (depreciation)    Total accumulated
and other losses	on investments		       earnings (deficit)

$(83,900,223)		$2,282,520			$(81,071,703)

Notes to Financial Statements

 (continued)

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO+ Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax differences resulted in reclassification for the year ended September 30, 2003 as follows: a decrease in paid-in-capital of $301,627 and a decrease in undistributed net investment loss of $301,627.

4. ORGANIZATIONAL COSTS: Costs incurred by the IPO+ Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

5. OTHER: Security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, a registered investment adviser, the IPO+ Fund agrees to pay Renaissance Capital an annual fee equal to 1.50% of the average daily net assets of the IPO+ Fund and payable monthly. Additionally, Renaissance Capital has voluntarily agreed to defer or waive fees or absorb some or all of the expenses of the IPO+ Fund in order to limit Total Fund Operating Expenses to 2.50%. During the year ended September 30, 2003, Renaissance Capital deferred fees of $224,092. These deferrals are subject to later recapture by Renaissance Capital for a period of three years. Total deferrals subject to recapture by Renaissance Capital are $699,276.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the "Administration Agreement"), the Administrator generally supervised certain operations of the IPO+ Fund, subject to the over-all authority of the Board of Trustees. For its services, the Administrator receives a fee on the value of the IPO+ Fund computed daily and payable monthly, at the annual rate of eighteen one-hundredths of one percent (0.18%) on the first $50 million of average daily net assets, and decreasing as assets reach certain levels, subject to an annual minimum plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The IPO+ Fund has adopted a Distribution and Shareholder Services Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO+ Fund, as determined from time to time by the Board of Trustees, to pay up to 0.50% of the IPO+ Fund's average daily net assets for distribution and shareholder servicing.

Total annual fee for distribution of the IPO+ Fund's shares which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the IPO+ Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee which is payable monthly up to 0.25% of the average daily net assets of shares of the IPO+ Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholders servicing and other costs associated with such short-term investing, the IPO+ Fund charges a 2% fee on such redemptions of shares held less than 90 days. Such fees

Notes to Financial Statements
 (continued)

amounted to $2,635 for the year ending September 30, 2003, representing 0.02% of average net assets.

E. TRUSTEES' FEES: Trustees' fees are $4,000 per year plus $500 for each meeting attended.

F. PURCHASES AND SALES: For the year ended September 30, 2003, the IPO+ Fund made purchases of approximately $31,000,457 and sales of approximately $29,148,201 of investment securities other than long-term U.S. Government and short-term securities.

G. SHORT SALES AND SEGREGATED CASH: Short sales are transactions in which the IPO+ Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the IPO+ Fund must borrow the security to deliver to the buyer upon the short sale; the IPO+ Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The IPO+ Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the IPO+ Fund replaces the borrowed security. The IPO+ Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The IPO+ Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

The IPO+ Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the IPO+ Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the IPO+ Fund as collateral while the short sale is outstanding.

H. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

Trustees and Officers
(unaudited)


Name
Address			Position(s)		Length of
Date of Birth		Held with Fund(a)	Service (b)

William K. Smith	Affiliated Trustee	Trustee since
Two Greenwich Plaza	Chairman		December 1997
Greenwich, CT  06830	President
05/10/51

Linda R. Killian	Affiliated Trustee	Trustee since
Two Greenwich Plaza	Secretary,		December 1997
Greenwich, CT  06830	Co-Chief Investment
04/09/50		Officer

Kathleen Shelton Smith	Affiliated Trustee	Trustee since
Two Greenwich Plaza	Treasurer,		December 1997
Greenwich, CT  06830	Co-Chief Investment
05/27/54		Officer


Martin V. Alonzo	Independent Trustee	Trustee since
Chase Industries, Inc.				December 1997
2 Soundview Dr.,
Ste. 100
Greenwich, CT 06830
04/08/31


Warren K. Greene	Independent Trustee	Trustee since
Trendlogic Assoc., Inc.				December 1997
1 Fawcett Pl.,
Greenwich, CT  06830
02/03/36

Philip D. Gunn,		Independent Trustee	Trustee since
Growth Capital Partners, Inc.			December 1997
520 Madison Ave.
New York, NY  10022
04/05/52

G. Peter O'Brien	Independent Trustee	Trustee since
118 Meadow Rd.					February 2000
Riverside, CT  06878
10/13/45

Gerald W. Puschel	Independent Trustee	Trustee since
F. Schumacher & Co.				December 1997
79 Madison Ave.
New York, NY  10016
12/16/41


Trustees and Officers, continued

Name				Principal		Other
Address				Occupation(s) 		Directorships
Date of Birth			During Past5 Years	Held

William K. Smith		Chairman of the Board,	None
Two Greenwich Plaza		President and
Greenwich, CT  06830		Director-Renaissance
05/10/51			Capital Corp.

Linda R. Killian		Vice President and  	None
Two Greenwich Plaza		Director-Renaissance
Greenwich, CT  06830		Capital Corp.
04/09/50

Kathleen Shelton Smith		Vice President, 	None
Two Greenwich Plaza		Treasurer, Secretary
Greenwich, CT  06830		and Director-
05/27/54			Renaissance
				Capital Corp.

Martin V. Alonzo		Partner- Tri-Artisan 	Chase Industries,
Chase Industries, Inc.		Partners, LLC 		   Inc.
2 Soundview Dr., 		Chairman, President
Ste. 100			and Chief Executive
Greenwich, CT 06830		Officer - Chase
04/08/31			Industries,
				until 09/01

Warren K. Greene		Senior Vice President 	 EII Realty
Trendlogic Assoc., Inc.		and Investment Manager-  Securities Trust
1 Fawcett Pl.,			Trendlogic, Inc.
Greenwich, CT  06830
02/03/36

Philip D. Gunn,			Managing Director- 	 None
Growth Capital Partners, Inc.	Growth Capital
520 Madison Ave.		Partners, Inc.;
New York, NY  10022		Founder and President-
04/05/52			Philip D.Gunn,
				a merchant banking firm

G. Peter O'Brien		Managing Director - 	 Legg Mason Funds;
118 Meadow Rd.			Merrill Lynch Equity	 Royce Mutual Funds
Riverside, CT  06878		Capital Markets, 	 Technology Investment
10/13/45			until 1999		   Capital Corp.

Gerald W. Puschel		President and 		 None
F. Schumacher & Co.		Chief Executive Officer,
79 Madison Ave.			F. Schumacher & Co.
New York, NY  10016
12/16/41

(a) As of September 30, 2003, there is only one (1) portfolio in the complex and it is overseen by all Trustees
(b) The term of service for each trustee is indefinite until a successor is elected.
The IPO+ Fund's Statement of Additional Information (SAI) includes information about the Fund's trustees and officers. The SAI is available, without charge, upon request by calling toll-free
1-888-476-3863.